                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                            Servicer's Certificate
                        Distribution Date: May 15, 1999
                    Collection Period: April 1 to 30, 1999


I. Available Funds
------------------
Scheduled Principal Payments Received                                                                     $  1,185,975.00
Partial and Full Prepayments Received                                                                        1,219,644.29
Interest Payments Received                                                                                     661,335.80
Policy Claim Amount                                                                                                   -
Pre-Funding Earnings                                                                                            89,977.35
Interest Reserve Requirement                                                                                    62,399.50
Income From Collection Account Eligible Investments                                                              9,297.34
Recoveries On Previously Liquidated Receivables                                                                       -
Liquidation Proceeds                                                                                                  -
Recoveries From Insurance                                                                                             -
Purchase Amount of Purchased Receivables                                                                              -
                                                                                                          ---------------
  Total Available Funds                                                                                   $  3,228,629.28
                                                                                                          ===============

II. Distributions
-----------------
A.  Calculation of Total Principal Payment Amount
-------------------------------------------------
Beginning Principal Balance of Notes                                                                      $ 97,125,129.90

Principal Portion of Scheduled Payments Received                                                             1,185,975.00
Principal Portion of Prepayments                                                                             1,219,644.29
Principal Portion of Purchased Receivables                                                                            -
Principal Balance of Liquidated Receivables                                                                           -
Aggregate Amount of Cram Down Losses                                                                                  -
                                                                                                          ---------------
  Total Principal Payment Amount                                                                          $  2,405,619.29
                                                                                                          ---------------

Overcollateralization Amount to Principal                                                                      295,313.71
                                                                                                          ---------------
Ending Principal Balance of Notes                                                                         $ 94,424,196.90
                                                                                                          ===============

B.  Priority of Distributions
-----------------------------
1.  Indenture Trustee, Backup Servicer, Owner Trustee                                                           $4,304.49
2a. Basic Servicing Fee                                                                                         61,492.68
 b. Supplemental Servicing Fee                                                                                   1,257.53
3.  Class A Interest Payment Amount                                                                            481,578.77
4.  Class A Principal Payment Amount                                                                         2,405,619.29
5.  Note Insurer Payment                                                                                        32,375.04
6.  To The Reserve Fund                                                                                        242,001.48
7.  Accrued or Unpaid Fees to Indenture Trustee, Backup Servicer, Owner Trustee or successor Servicer                 -
                                                                                                          ---------------
  Total Distributions Before Overcollateralization or Certificateholder Payments                          $  3,228,629.28
                                                                                                          ---------------
8.  Overcollateralization Amount to Class A Principal                                                          295,313.71
9.  Accrued or Unpaid Basic and Supplemental Servicing Fees                                                           -
10.  Remaining Payment To The Certificateholder, Including Reserve Account Release                                    -
                                                                                                          ---------------
  Total Payments                                                                                          $  3,523,942.99
                                                                                                          ===============

                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                            Servicer's Certificate
                        Distribution Date: May 15, 1999
                    Collection Period: April 1 to 30, 1999

III. Note Balances
------------------

Beginning Note Balance                                                                               $ 97,125,129.90
Ending Note Balance                                                                                  $ 94,424,196.90
Class A Note Factor                                                                                         0.944242

Class A Original Balance                                                                             $100,000,000.00
Class A Beginning Balance                                                                            $ 97,125,129.90
Class A Ending Balance                                                                               $ 94,424,196.90
Class A Interest Carryover Shortfall                                                                 $           -
Class A Principal Carryover Shortfall                                                                $           -

Overcollateralization Amount                                                                                     -
Target Overcollateralization Amount                                                                     2,855,423.88

IV. Interest Reserve Requirement
--------------------------------

Sum of Distributions to Indenture Trustee, Backup Servicer, Owner Trustee, Class A Interest
     Payment Amount, and Note Insurer Payment                                                        $    518,258.30
Less: Class A Interest Calculated On Principal Balance Of Receivables                                     365,881.45
Less: Pre-Funding Earnings                                                                                 89,977.35
                                                                                                     ----------------
Interest Reserve Requirement                                                                         $     62,399.50
                                                                                                     ================

V. Pre-Funded Amount
--------------------

Beginning Balance                                                                                    $ 26,015,156.02
Plus: Pre-Funding Earnings                                                                                 89,977.35
Less: Pre-Funding Distributions                                                                            89,977.35
                                                                                                     ----------------
Ending Balance                                                                                       $ 26,015,156.02
                                                                                                     ================

                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                            Servicer's Certificate
                        Distribution Date: May 15, 1999
                     Collection Period: April 1 to 30, 1999


VI. Receivables Performance
---------------------------
                                                                                   Beginning                      End
A.  General Information                                                            Of Period                   Of Period
-----------------------                                                        ------------------         --------------------
Principal Balance                                                              $    73,791,216.20         $     71,385,596.91
                                                                               ==================         ====================
Number of Receivables                                                                       4,018                       3,955
                                                                               ==================         ====================

B.  Delinquency/Repossession Information
----------------------------------------
                                                              No. Of                 Principal                   % of Rec.
                                                            Receivables               Balance                     Balance
                                                         ------------------    ------------------         ---------------------
30 - 59 Days Delinquent                                                  19    $       370,782.73                         0.52%
60 - 89 Days Delinquent                                                   3    $        72,392.26                         0.10%
90 + Days Delinquent                                                      0    $          -                               0.00%
                                                         ------------------    ------------------         --------------------
  Total                                                                  22    $       443,174.99                         0.62%
                                                         ==================    ==================         ====================


                                                                                                              Principal/
                                                                                                              (Proceeds)
                                                                                                          --------------------
Principal Balance of Repossessed Vehicles Sold During Collection Period                                   $           -
Principal Balance of Other Liquidated Receivables                                                                     -
Cram Down Losses                                                                                                      -
Liquidation Proceeds                                                                                                  -
Deficiency Recoveries On Previously Liquidated Receivables                                                            -
Recoveries From Insurance                                                                                             -
Other Recoveries
                                                                                                          --------------------
  Net Losses                                                                                              $           -
                                                                                                          ====================


VII. Reserve Account
--------------------
Beginning Balance                                                                                         $      1,475,824.32
Income From Eligible Investments                                                                                     5,199.85
Deposits                                                                                                           242,001.48
Release of Excess To The Noteholders                                                                               295,313.71
Release of Excess To The Certificateholder                                                                                  -
                                                                                                          -------------------
Ending Balance                                                                                            $      1,427,711.94
                                                                                                          --------------------
Reserve Account Required Amount                                                                           $      1,427,711.94
                                                                                                          ====================

                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                            Servicer's Certificate
                        Distribution Date: May 15, 1999
                    Collection Period: April 1 to 30, 1999



VIII. Triggers
--------------

A. Calculations
---------------

                                                                                    Second                    Third
                                                             Preceding             Preceding                 Preceding
                                                            Collection            Collection                Collection
Delinquency Ratio                                             Period                Period                    Period
-----------------                                         ----------------      ----------------       -----------------
Principal Balance of Receivables, Of Which 10% Or More
  Of Any Scheduled Payment Is 60 Or More Days Past Due    $      72,392.26      $      12,842.50

Divided By: Beginning Aggregate Principal Balance         $  73,791,216.20      $  76,548,946.54
                                                          ----------------      ----------------       -----------------
Delinquency Ratio                                                     0.10%                 0.02%
                                                          ================      ================       =================
                                                                                                       ----------------
Average For The Three Preceding Collection Periods                                                                  0.06%
                                                                                                       =================
                                                                                   Second                     Third
                                                            Preceding             Preceding                 Preceding
                                                           Collection            Collection                Collection
Default Ratio                                                Period                Period                    Period
-------------                                             ----------------      -----------------      -----------------
Principal Balance of all Liquidated Receivables           $          -          $          -
Divided By: Beginning Aggregate Principal Balance         $  73,791,216.20      $  76,548,946.54
                                                          ----------------      ----------------       -----------------
Default Ratio                                                         0.00%                 0.00%
                                                          ================      =================      =================
                                                                                                       -----------------
Average For The Three Preceding Collection Periods                                                                  0.00%
                                                                                                       =================

                                                                                  Cumulative,              Cumulative
                                                            During The           As Of Second               As Of The
                                                             Preceding             Preceding                Preceding
                                                            Collection            Accounting               Accounting
Cumulative Net Loss Ratio                                     Period                 Date                     Date
-------------------------                                 -----------------     -----------------      -----------------
Principal Balance Of Liquidated Receivables               $          -          $          -

Less: Liquidation Proceeds And Recoveries Received                   -                     -

Plus: Cram Down Losses                                               -                     -
                                                          ----------------      ---------------        -----------------
Net Losses                                                $          -          $          -           $            -
                                                          ================      ================       =================

Aggregate Principal Balance As Of The Cutoff Date         $  76,548,946.54      $  76,548,946.54
                                                          -----------------     ----------------       -----------------
Net Loss Ratio                                                        0.00%                 0.00%
                                                         ==================    ==================      =================

                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                            Servicer's Certificate
                        Distribution Date: May 15, 1999
                    Collection Period: April 1 to 30, 1999

B. Triggers In Effect
---------------------
                                                              Actual                Reserve                 Trigger
                                                               Ratio                 Event                   Event
                                                        -------------------   -------------------    ---------------------

1.  Delinquency Ratio                                                 0.06%                 1.50%                    2.00%
                                                         ==================    ==================     ====================

2.  Default Ratio                                                     0.00%                 7.00%                     N/A
                                                         ==================    ==================     ====================

3.  Cumulative Net Loss Ratio
          Months 06-08                                                0.00%                 0.75%                    1.00%
          Months 09-11                                                0.00%                 1.35%                    1.60%
          Months 12-14                                                0.00%                 2.00%                    2.30%
          Months 15-17                                                0.00%                 2.50%                    3.00%
          Months 18-20                                                0.00%                 3.35%                    3.65%
          Months 21-23                                                0.00%                 4.65%                    5.10%
          Months 24-26                                                0.00%                 5.50%                    6.00%
          Months 27-29                                                0.00%                 5.75%                    6.30%
          Months 30 +                                                 0.00%                 5.90%                    6.50%

4.  Reserve/Trigger Events                                     Occurrences          Deemed Cured
                                                        -------------------   -------------------
          Reserve Event                                                 No                   N/A
          Trigger Event                                                 No                   N/A
          Servicer Termination Event                                    No

5.  The Collection Period Above Corresponds To Month No.         2
                                                         ==================

       Executed by:
                   --------------------
                   James E. Stublarcc
                   Vice-President, Finance

             Date:    May 10, 1999
                   --------------------

                                  Page 5 0f 5

                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                           Statement to Noteholders
                        Distribution Date: May 15, 1999
                    Collection Period: April 1 to 30, 1999

                                                                       Per $1,000 Of
Payments Allocable To Principal                         Total         Orig. Principal
-------------------------------                   ------------------ ------------------
Class A Noteholders                                 $  2,700,933.00    $        27.01

                                                                       Per $1,000 Of
Payments Allocable To Interest                          Total         Orig. Principal
------------------------------                    ------------------ ------------------
Class A Noteholders                                 $    481,578.77    $         4.82

                                                                         Remaining
Amount Of Above Payments Paid From Reserve              Total             Reserve
------------------------------------------        ------------------ ------------------
Principal                                           $        -
Interest                                                     -
Total                                               $        -         $ 1,427,711.94
                                                  ================== ==================

                                                                       Per $1,000 Of
Note Balances                                           Total         Orig. Principal
-------------                                     ------------------ ------------------
Class A Noteholders                                 $ 94,424,196.90    $       944.24

Amount Of Fees Paid By The Trust                    $     99,429.74
--------------------------------                  ==================

                                                                        Change From
                                                                           Prior
Carryover Shortfalls                                     Total          Payment Date
--------------------                              ------------------ ------------------
Class A Interest                                    $            -     $           -
Class A Principal                                                -                 -

Note Factor
-----------
Class A                                                                      0.944242

Delinquency Ratio                                              0.10%
-----------------                                 ==================

                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                           Statement to Noteholders
                        Distribution Date: May 15, 1999
                    Collection Period: April 1 to 30, 1999

Default Ratio                                                  0.00%
-------------                                      =================

Cumulative Net Loss Ratio                                      0.00%
-------------------------                          =================

Reserve/Trigger Events                                Occurrences       Deemed Cured
----------------------                             ----------------- ------------------
Reserve Event                                            No                N/A
Trigger Event                                            No                N/A
Servicer Termination Trigger Event                       No

Policy Claim Amount                                  $       -
-------------------                                =================

Reimbursements to Note Insurer                       $       -
------------------------------                     =================

                                                      Occurrences        Continuing
                                                   ----------------- ------------------
Insurer Default                                          No                N/A
---------------

During Funding Period
---------------------
Principal Balance of Subsequent Receivables          $       -
Remaining Pre-Funded Amount                          $26,015,156.02

Class A Redemption Amount                            $       -
-------------------------                          =================

Overcollateralization
---------------------
Overcollateralization Amount                         $       -                   0.00%
Target Overcollateralization Amount                  $ 2,855,423.88              4.00%

                                  Page 2 of 2